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                                                                      EXHIBIT 10

                              AST RESEARCH, INC.
                              16215 Alton Parkway
                           Irvine, California  92718



                             December 21, 1994



Samsung Electronics Co., Ltd.
Samsung Main Building
250, 2-Ga, Taopyung-Ro, Chung-Ku
Seoul, Korea

               Re:  Confidentiality Agreement
                    --------------------------

Ladies and Gentlemen:

          In connection with a possible transaction and potential future business collaborations (a "Transaction") involving AST Research, Inc. ("AST") and Samsung Electronics Co., Ltd. ("SEC"), each party has agreed to provide certain information relating to it and to its operating divisions and affiliates to the other party and to the other party's Representatives (as defined below). The party providing such information is referred to herein as the "Providing Party" and the party receiving such information is referred to herein as the "Recipient." As a condition to such information being furnished to the Recipient and certain of the Recipient's directors, officers, employees, agents, investment bankers, advisors, attorneys and accountants (collectively, "Representatives"), the Recipient agrees, and agrees to cause its Representatives, to treat in accordance with the provisions of this letter any information concerning the Providing Party (whether prepared and delivered by or on behalf of the Providing Party or otherwise, and irrespective of the form of communication) that is furnished by the Providing Party or any of its Representatives to the Recipient or its Representatives before, on or after the date of this letter (the "Confidential Information"). Further, each party agrees to take or abstain from taking certain other actions herein set forth.

          The term "Confidential Information" shall be deemed to include, without limitation, all notes, analyses, compilations, studies, interpretations or other documents prepared by the Recipient or its Representatives which contain, reflect or are based upon, in whole or in part, the information furnished to the Recipient or its Representatives by or on behalf of the Providing Party pursuant
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Samsung Electronics Co., Ltd.
December 21, 1994
Page 2

hereto.  The term "Confidential Information" does not include information which
(i) was or becomes generally available to the public other than as a result of a disclosure by the Recipient or its Representatives, or (ii) was known to the Recipient or its Representatives prior to being furnished to the Recipient by or on behalf of the Providing Party, provided that the source of such information was not known to the Recipient or any such Representative to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Providing Party or any other party with respect to such information and the Recipient or any such Representative had no reasonable basis for concluding that such source may be so bound, or (iii) was or becomes available to the Recipient on a non-confidential basis from a source other than the Providing Party, provided that such source was not known by the Recipient to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Providing Party or any other party with respect to such information and the Recipient had no reasonable basis for concluding that such source may be so bound.

          The Recipient hereby agrees that the Confidential Information will be kept confidential and will be used solely for the purpose of evaluating the proposed Transaction (such evaluation being hereafter referred to as the "Evaluation"), and that the Recipient and its Representatives will not disclose any of the Confidential Information in any manner whatsoever; provided, however,
                                                              --------  -------
that (i) the Recipient may make any disclosure of such information to which the Providing Party gives its prior written consent and (ii) any of such information may and shall only be disclosed to the parties' respective Representatives who need to know such information for the sole purpose of the Evaluation. The Recipient further agrees to take such steps to protect and maintain the security and confidentiality of the Confidential Information as the Recipient would in the case of its own confidential business information. The Recipient shall direct its Representatives to keep such information confidential and shall be responsible for the unauthorized release of any Confidential Information received by it or its Representatives from the Providing Party or any of its Representatives or any copy of any such Confidential Information.

          Neither party will, without the prior written consent of the other party, and will direct its respective Representatives not to, disclose to any person (unless such disclosure is legally compelled, subject to the provisions of the
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Samsung Electronics Co., Ltd.
December 21, 1994
Page 3

following paragraph) either the fact that the Confidential Information has been made available to it or that it is performing the Evaluation or that discussions or negotiations are taking place concerning the possible Transaction referenced above or the status of any of the foregoing. Such facts shall be deemed to be included in the Confidential Information for all purposes of this Agreement.
The term "person" as used in this letter shall be broadly interpreted to include, without limitation, any corporation, entity, trust, group, company, partnership or individual.

          If the Recipient or its Representatives are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, the Recipient will promptly notify the Providing Party of such request or requirement so that the Providing Party may seek to avoid or minimize the required disclosure and/or to obtain an appropriate protective order or other appropriate relief to ensure that any information so disclosed is maintained in confidence to the maximum extent possible by the agency or other person receiving the disclosure, or, in the sole discretion of the Providing Party, to waive compliance with the provisions of this letter agreement. In any such case, the Recipient will each use its reasonable efforts in cooperation with the Providing Party or otherwise to avoid or minimize the required disclosure and/or to obtain such protective order or other relief. If, in the absence of a protective order or the receipt of a waiver hereunder, the Recipient or its Representatives are compelled to disclose the Confidential Information or else stand liable for contempt or suffer other censure or penalty, the Recipient or such Representatives will disclose only so much of the Confidential Information to the party compelling disclosure as such party believes in good faith on the basis of advice of counsel is required by law.
The Recipient shall give the Providing Party prior notice of the Confidential Information it believes it is required to disclose. Without limitation of the foregoing, the Recipient expressly confirms and agrees that (a) no public disclosure with respect to any discussions or negotiations taking place as referred to herein is now required by reasons of securities laws or similar requirements related to general disclosure and in the event either party determines that such disclosure is required in the future, no such disclosures shall be made unless and until such party consults with the other party regarding the necessity and form of any such disclosure; and (b) no government or regulatory filings shall be made with respect to the possible Transaction contemplated
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Samsung Electronics Co., Ltd.
December 21, 1994
Page 4

hereby, except in either case pursuant to mutual agreement of the parties with respect to the making and the form and content of any such disclosure or filings.

          Until the earlier of (a) the execution by the parties hereto of a definitive agreement regarding the Transaction or (b) one year from the date this letter agreement is executed, neither party nor their respective Representatives who have knowledge of the Transaction will take any action to solicit employment of officers, directors or other key employees of the other party or the other party's subsidiaries so long as they are employed by the other party or its subsidiaries, without the prior written consent of the other party. The parties agree that the restrictions set forth in the immediately preceding sentence shall not apply to any solicitation directed at the public in general in publications available to the public in general or any contact initiated by any such officer, director or key employee.

          Until the earlier of (a) the execution by the parties hereto of a definitive agreement regarding the Transaction or (b) one year from the date of this Agreement, neither SEC nor any of its affiliates (including any person or entity directly or indirectly, through one or more intermediaries, controlling SEC or controlled by or under common control with SEC) will, either alone or as part of a "group" (within the meaning of the Securities Exchange Act of 1934, as amended), without the prior written consent of AST, (i) directly or indirectly purchase, acquire or cause to be acquired, or offer or agree to so purchase or acquire, any securities, rights to purchase securities or rights to vote securities, or any assets, of AST; (ii) enter into, or offer or agree to enter into, an acquisition or other business combination transaction involving AST;
(iii) make, or in any way participate in, any "solicitation" of "proxies" (as such terms are used in the rules of the Securities and Exchange Commission) to vote, or seek to advise or influence any person with respect to the voting of, any voting securities of, AST; or (iv) propose any of the foregoing.

          The parties hereby acknowledge that they are aware and will advise their respective Representatives that the United States and Korean Securities laws prohibit any person who has received from an issuer material, nonpublic information concerning the matters which are the subject of this letter agreement from purchasing or selling securities of such issuer or from communicating such
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Samsung Electronics Co., Ltd.
December 21, 1994
Page 5

information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

          All documents and other materials in the possession of the Recipient or its Representatives which embody any of the written Confidential Information regardless of whether such document or material was prepared by the Providing Party or by the Recipient or its Representatives will be returned to the Providing Party immediately upon the request of the Providing Party, and except as required by law or judicial or investigative process no copies, extracts or other reproductions shall be retained by the Recipient or its Representatives; provided, however, that all documents, memoranda, notes and other writings
- --------  -------
whatsoever prepared by the Recipient or its Representatives based on the Confidential Information received from the Providing Party or its Representatives, and any and all copies thereof in such party's possession shall be returned to the Providing Party, or, at the option of the Recipient, destroyed and such destruction shall be certified in writing to the Providing Party by an authorized officer supervising such destruction.

          Although the Providing Party agrees to provide in good faith information which it believes to be reliable and relevant for the purpose of the Evaluation, the Recipient acknowledges that neither the Providing Party nor any of its Representatives makes any representation or warranty as to the accuracy or completeness of any information which is so provided, and neither the Providing Party nor any of its Representatives shall have any liability to the Recipient, any of its Representatives or any other person resulting from the use of such information by the Recipient or its Representatives. Only those representations or warranties which are made in a final definitive agreement regarding the Transaction, when, as and if executed and subject to such limitations and restrictions as may be specified therein, will have any legal effect. For the purpose of this paragraph "information" is deemed to include all information furnished by or on behalf of the Providing Party to the Recipient or its Representatives, whether or not Confidential Information as defined herein.

          The parties further acknowledge and agree that they each reserve the right in their sole and absolute discretion, to reject any or all proposals and to terminate discussions and negotiations with, or directly or indirectly involving, the other party at any time. Unless and until a definite agreement regarding the
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Samsung Electronics Co., Ltd.
December 21, 1994
Page 6

Transaction has been executed by the parties hereto, neither party will be under any legal obligation of any kind with respect to the Transaction by virtue of this letter or any other written or oral expression with respect to such Transaction.

          No failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

          All questions and communications regarding either party or the Transaction will be submitted or directed only to the persons designated by such party. Except as set forth in the preceding sentence, each party agrees that neither it nor any of its respective Representatives shall contact any other officers, directors or employees of the other party directly without the consent of the other party.

          The parties hereby acknowledge the importance of maintaining the confidentiality of the Confidential Information and the possibility and discussions of a Transaction between them. Therefore, the parties agree that money damages, which the parties agree would be substantial, would not be a sufficient remedy for any breach or the material breach of this letter agreement by either party or their respective Representatives, and the aggrieved party shall be entitled, in addition to money damages, to specific performance and injunctive relief and any other appropriate equitable remedies for any such breach. Each party agrees not to oppose the granting of such equitable relief, and to waive, and to cause its Representatives to waive, any requirement for the securing or posting of any bond in connection with such remedy. Such remedies shall not be deemed to be the exclusive remedies for a breach of this letter agreement by either of us or our Representatives but shall be in addition to all other remedies available at law or in equity to the parties hereto.

          This letter agreement shall be governed by, and construed in accordance with the laws of the State of California applicable to agreements made and to be performed within such state. The parties hereto agree to submit to the exclusive jurisdiction of the state courts and United States federal courts sitting in Los Angeles, California for any actions, suits or proceedings arising out of or relating to this letter agreement and the transactions contemplated hereby (and
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Samsung Electronics Co., Ltd.
December 21, 1994
Page 7

each party agrees not to commence any action, suit or proceeding relating thereto except in such courts).

          If you are in agreement with the foregoing, please so indicate by signing and returning one copy of this letter, whereupon this letter will constitute our agreement with respect to the subject matter hereof.

                            Very truly yours,

                            AST RESEARCH, INC.



                            By:  /s/  BRUCE C. EDWARDS
                                 ---------------------------------
                                 Name:  Bruce C. Edwards
                                 Title: Executive Vice President


Accepted and Agreed to
this 21st day of December, 1994.

SAMSUNG ELECTRONICS CO., LTD.



By:  /s/  MICHAEL MIN-JEONG YANG
     ---------------------------
     Name:  Michael Min-Jeong Yang
     Title: Senior Manager